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                                                                    Exhibit 10.1

                                 AMENDMENT FOUR
                                       TO
               REVISED VIRTUAL PRIVATE NETWORK SERVICES AGREEMENT

This Amendment is made as of November 19, 1998 by and between Concentric Network Corporation ("CNC") and WebTV Networks, Inc. ("WNI"), for the purpose of amending the Revised Virtual Private Network Services Agreement dated February 1, 1997 between the parties ("Agreement").

     WHEREAS, the parties entered into the Agreement to provide WNI and its customers with Internet access through CNC points of presence; and

     WHEREAS, the Agreement has been amended on November 1, 1997 (Amendment
One), February 1, 1998 (Amendment Two), and May 30, l998 (Amendment Three) (collectively, "Previous Amendments") to reflect pricing and other terms for such services; and

     WHEREAS, the parties wish to amend the Agreement (Amendment Four) to address pricing and terms for the period November 1998 through December 31, 2000.

     NOW, THEREFORE, the parties agree as follows:

1. Initially capitalized terms used herein shall have the same meaning as set forth in the Agreement and Previous Amendments, except as otherwise provided herein.

2. Section 2.6.2 of Amendment One to the Agreement is hereby amended by striking "the calculation method in Section 5.1.3" and inserting "the calculation method in Section 5.1.4."

3. Section 2.6.3(d) of Amendment One to the Agreement is hereby amended by striking "the Virtual Port Fee in Section 5.1.4" and inserting "the Virtual Port Fee in Section 5.1.1".

4.   Section 4.1 of Amendment One to the Agreement is hereby amended by striking
     Section 4.1 of Amendment One to the Agreement and inserting the following:

          "4.1.    Rolling Forecasts. Through [*]: (a) WNI shall provide CNC a
                   -----------------
          non-binding rolling forecast of the Virtual Ports it anticipates it will use, along with expected usage by Point of Presence, during the ensuing [*] period; (b) CNC will provide WNI with a forecast of capacity in each of CNC's Points of Presence for the upcoming [*]; and (c) CNC and WNI shall meet and discuss these forecasts and the statistical information outlined in Section 3.4 on a [*] basis. [*]:
          (a) [*], WNI shall provide CNC a non-binding rolling forecast of the Virtual Ports it anticipates it will use, along with expected usage by Point of Presence, during the ensuing [*] period; (b) on [*] during the Term, WNI will provide CNC a binding proposed Virtual Port Commitment, which shall not be less than the Virtual Port Commitment set forth in

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          Section 4.2.1, for the ensuing [*], and [*] periods, respectively;
          (c) CNC will provide WNI a written response to WNI's non-binding forecasts and proposed binding Virtual Port Commitment within fifteen (15) days of receipt; (d) CNC and WNI shall meet and discuss
          (i) the non-binding forecasts and the statistical information outlined in Section 3.4 on a [*] basis and (ii) the proposed binding Virtual Port Commitment and CNC's written response thereto and mutually agree upon a final binding Virtual Port Commitment, to be documented on the form attached as Exhibit F to the Agreement, which will commit WNI to pay CNC for that number of Virtual Ports and will commit CNC to provide WNI that number of Virtual Ports; and (e) CNC will also provide WNI with a [*] site capacity report to assist WNI in determining which Point of Presence sites will be able to best support WNI's traffic and Virtual Port Commitment."

5. Section 4.2.1 of Amendment Three to the Agreement and Section 4.2.2 of Amendment One to the Agreement are hereby amended by striking Section 4.2.1 of Amendment Three of the Agreement and Section 4.2.2 of Amendment One to the Agreement and inserting the following, effective as of November 1, 1998:

          "4.2.1.  Commitments by Time Period.  Virtual Port Commitments will be
                   --------------------------
          as in the table below, or as may be increased pursuant to Section
          4.2.2. WNI shall use [*] to promptly provide CNC any additional Virtual Port Commitments in excess of the table below for November and December 1998, and CNC shall use [*] to accommodate and meet such additional Virtual Port Commitments.

          [*]

          4.2.2.   Increase in Virtual Port Commitment.  WNI may propose an
                   -----------------------------------
          increase in its Virtual Port Commitment at any time upon submission of Exhibit F to CNC either requesting an increase for the period in question or documenting the proposed binding Virtual Port Commitment pursuant to Section 4.1; provided, however, that any increase in excess of [*] is subject to the approval of CNC, which will not be unreasonably withheld. Any increases which are less than [*] will be automatically accepted by CNC and deemed mutually agreed upon for purposes of Section 4.1. Each Virtual Port Commitment Form that is executed by the parties will be attached to the Agreement and numbered in consecutive order as Exhibits F-1, F-2, F-3, etc. CNC shall provide WNI a non-binding schedule to accommodate the increased Virtual Port Commitment(s). For purposes of determining Virtual Port Fees, any

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          increased Virtual Port Commitment will not become effective until
          CNC provides WNI with notice that such additional capacity is available."

6. Section 4.2.3 of Amendment Two to the Agreement is hereby amended by deleting Section 4.2.3 of Amendment Two to the Agreement, effective November 1, 1998.

7. Section 5.1.1 of Amendment One to the Agreement is hereby amended by striking Section 5.1.1 of Amendment One to the Agreement and inserting the following, effective as of November 1, 1998:

          "5.1.1.  Virtual Port Commitment.  WNI shall pay CNC Virtual Port Fees
                   -----------------------
          as follows:

          [*]

          5.1.1.1. Billing Procedure for November  December 1998.  The Virtual
                   ---------------------------------------------
          Port Commitment will be billed in advance on the 1st of each month. Additional Commitment, As Available and Hourly (as described in
          Section 5.1.5) usage will be billed in arrears of the 1st of the month following its usage.

          [*]

          [*]

          5.1.1.2. Billing Procedure for Pricing Effective January 1999.  The
                   ----------------------------------------------------
          Virtual Port Commitment will be billed in advance of the 1st of each month. As Available and "Hourly" (as described in Section 5.1.5) usage will be billed in arrears of the 1st of the month following its usage.

          [*]

8. Section 5.1.2 of Amendment One to the Agreement is hereby amended by deleting Section 5.1.2 of Amendment One to the Agreement, effective November 1, 1998.

9. Section 5.1.4 of Amendment One to the Agreement is hereby amended by adding the following sentence to the end of Section 5.1.4 of Amendment One to the
     Agreement:


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          "As Available connections are WNI's usage of Virtual Ports in a month over the Virtual Port Commitment for such month, and for purposes of calculating the As Available Virtual Port Fees for a month is determined by subtracting the Virtual Port Commitment from the Average Peak Use for such month."

10. Section 5.1.5 of Amendment One to the Agreement is hereby amended by striking the table in Section 5.1.5 of Amendment One to the Agreement and inserting the following table:

          [*]

11.  Section 5.2 of Amendment One to the Agreement is hereby amended by striking
     Section 5.2 of Amendment One to the Agreement and inserting the following:

          "5.2.    Renegotiation.  WNI and CNC agree to negotiate in good faith
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          new pricing, terms, and conditions by [*] to be effective commencing
          [*]. If the parties cannot agree on new pricing, terms and conditions by [*], then beginning no earlier than January 1, 2001, either party may, at its sole option any time thereafter, terminate this Agreement. Upon termination, a 12-month minimum ramp-down period will begin. During such ramp-down period, either the terminating party or the other party (but not both) may reduce the Virtual Port Commitment by no more than 833 Virtual Ports per month, or one twelfth (1/12) the Virtual Port Commitment as of December 31, 2000, whichever is greater. Once such a ramp-down period begins, the following Virtual Port Fees will apply in lieu of those set forth in Section 5.1.1.:

          [*]

12.  Section 5.6 of Amendment One to the Agreement is hereby amended by striking
     Section 5.6 of Amendment One to the Agreement and inserting the following, effective as of November 1, 1998:

          "5.6.    Dedicated Access Facilities. Dedicated Access Facilities
          connecting WNI's data center(s) to the CNC network will be the DS3 loop charges on a passthrough basis (approximately [*] per month for the existing DS3 circuit that is being charged to CNC directly). WNI may, at its option, order its own dedicated

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          access facilities and be charged for the telco loop charges directly from the telco vendor. Monthly Virtual Port pricing includes any monthly circuit usage charges (DS3 and OC3 port charges). No additional usage charges or Virtual Port surcharges will apply for backbone usage."

13. Section 6.2.1 of Amendment One to the Agreement is hereby amended by striking Section 6.2.1 of Amendment One to the Agreement and inserting the following:

          "6.2.1.  Termination At Will. At any time on or after October 31,
                   -------------------
          2000, either party may terminate this Agreement, for any reason or no reason, upon one hundred and twenty (120) days' notice."

14. The Agreement is hereby amended by incorporating Exhibit F to this Amendment as Exhibit F to the Agreement.

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                                   EXHIBIT F
                          VIRTUAL PORT COMMITMENT FORM

For the period

[ ]  January through June  [ ] 1999   [ ] 2000

     Month                   Virtual Port Commitment

     January                 ___________________________
     February                ___________________________
     March                   ___________________________
     April                   ___________________________
     May                     ___________________________
     June                    ___________________________

[ ]  July through December [ ] 1999   [ ] 2000

     Month                   Virtual Port Commitment

     July                    ___________________________
     August                  ___________________________
     September               ___________________________
     October                 ___________________________
     November                ___________________________
     December                ___________________________

[ ] Optional increase in Virtual Port Commitment for the period __________ through _____________.

     Month                   Virtual Port Commitment*
     _________               ___________________________
     _________               ___________________________
     _________               ___________________________

*Requires CNC acceptance if greater than [*] of the current month's Virtual Port Commitment pursuant to
Section 4.2.2.

This Virtual Port Commitment Form is effective only upon execution of this form by the duly authorized representatives of CNC and WNI.

CONCENTRIC NETWORK CORPORATION                    WEBTV NETWORKS, INC.

By: ___________________________________   By: _________________________________

Printed Name: _________________________   Printed Name: _______________________

Title: ________________________________   Title: ______________________________


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